                                                                   EXHIBIT 10.13



                              AMENDED AND RESTATED
                             STOCK PLEDGE AGREEMENT


         THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Agreement"), dated as of January 31, 2002, is executed by and between Newpark Resources, Inc., a Delaware corporation (the "Borrower"), and Bank One, NA, as Administrative Agent (the "Administrative Agent") for the benefit of the Administrative Agent, the Lenders and their Affiliates, and the LC Issuer pursuant to the Credit Agreement referred to below.

                                    RECITALS

                  A. Pursuant to that certain Amended and Restated Credit Agreement dated January 31, 2001 as amended (as so amended, the "Original Credit Agreement") by and among Newpark Resources, Inc. as Borrower, certain Guarantors, Bank One, NA, as Administrative Agent and LC Issuer, and the Lenders party thereto, the Borrower executed a certain Amended and Restated Stock Pledge Agreement dated January 31, 2001 (the "Original Pledge Agreement").

                  B. The Borrower, certain Guarantors, Bank One, NA as Administrative Agent and the LC Issuer, and the Lenders party thereto are amending and restating the Original Credit Agreement pursuant to that certain Amended and Restated Credit Agreement dated as of January 31, 2002 (as the same may be amended, modified or restated from time to time, the "Credit Agreement").

                  C. The Borrower and the Administrative Agent desire to amend and restate the Original Pledge Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, the Borrower and the Administrative Agent do hereby amend and restate the Original Pledge Agreement effective as of the Closing Date and agree and obligate themselves as follows:

         SECTION 1. DEFINITIONS. Any capitalized term defined in the Credit Agreement and not otherwise defined herein shall have the meaning given to such term in the Credit Agreement. In addition, the following terms shall have the following meanings when used in this Agreement:


                  AGREEMENT. The term "Agreement" refers to this Amended and Restated Stock Pledge Agreement as this agreement may be modified, restated, or amended in writing from time to time, and to any exhibits or attachments to this Agreement.

                  BORROWER. The term "Borrower" refers to Newpark Resources, Inc., a Delaware corporation, and its successors and assigns.

                  COLLATERAL. The term "Collateral" refers individually, collectively and interchangeably to the Collateral as more fully described in Section 2 (A) of this Agreement.

                  LC ISSUER. The term "LC Issuer" refers to Bank One, NA, as LC Issuer under the Credit Agreement and its successors and assigns.

                  LENDERS. The term "Lenders" refers individually and collectively to the Lenders now or hereafter party to the Credit Agreement, their successors and assigns, and any subsequent holder or holders of any portion of the Secured Obligations.

                  NEWPARK CANADA. The term "Newpark Canada" is as defined in
                  Section 2 (A) of this Agreement.

                  OBLIGATIONS. The term "Obligations" means any and all existing and future indebtedness, obligation and liability of every kind, nature and character, direct or indirect, absolute or contingent (including all renewals, extensions and modifications thereof and all fees, costs and expenses incurred by the Administrative Agent or the Lenders or the LC Issuer in connection with the preparation, administration, collection or enforcement thereof), of the Borrower to the Administrative Agent or any Lender or the LC Issuer or any branch, subsidiary or affiliate thereof, arising under or pursuant to this Agreement, the Credit Agreement, any promissory note or notes now or hereafter issued under the Credit Agreement, and the other Loan Documents.

                  RATE MANAGEMENT TRANSACTION. The term "Rate Management Transaction" means any transaction (including an agreement with respect thereto) now existing or hereafter entered into between the Borrower and any Lender or Affiliate thereof which is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, forward transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions) or any combination thereof, whether linked to one or more interest rates, foreign currencies, commodity prices, equity prices or other financial measures.

                  RATE MANAGEMENT OBLIGATIONS. The term "Rate Management Obligations" means any and all obligations of the Borrower, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Rate Management Transactions, and (ii) without



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                  duplication of (i), any and all cancellations, buy backs,
                  reversals, terminations or assignments of any Rate Management Transactions.

                  SECURED OBLIGATIONS. Secured Obligations means the Obligations and Rate Management Obligations entered into with one or more of the Lenders or their Affiliates.

                  SECURED PARTIES. The term "Secured Parties" shall mean the Administrative Agent, the Lenders and their Affiliates, the LC Issuer, and their respective successors and assigns, and any subsequent holder of any portion of the Secured Obligations.

                  UNIFORM COMMERCIAL CODE. The term "Uniform Commercial Code" means the Uniform Commercial Code, Commercial Laws-Secured Transactions (La. R.S. 10-9-101 et seq.) in the State of Louisiana, as amended and in effect from time to time, provided that if by reason of mandatory provisions of law, the perfection or effect of perfection or non-perfection of a security interest in the Collateral is governed by the Uniform Commercial Code as in effect from time to time in a jurisdiction other than the State of Louisiana, Uniform Commercial Code means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purpose of the provisions hereof related to such perfection or effect of perfection or non-perfection.

         SECTION 2. SECURITY INTEREST. (A) To secure the full and punctual payment and performance of all present and future Secured Obligations to the Secured Parties or any successor or transferee thereof, the Borrower hereby pledges, pawns, transfers and grants to the Administrative Agent for the pro rata benefit of the Secured Parties a continuing security interest in and to all of the following property of the Borrower, whether now owned or existing or hereafter acquired or arising (collectively the "Collateral"):

                  8,004,067 shares of the capital stock of Newpark Canada Inc. ("Newpark Canada") represented by Certificate No. 2A, dated January 2, 1999, registered in the Borrower's name, together with any additional shares of Newpark Canada issued hereafter as stock dividends, stock splits or otherwise, or shares received as a result of any merger or consolidation of Newpark Canada, all cash, liquidation and other dividends now or hereafter declared thereon, all stock redemption payments and all other monies due or to become due thereunder, all stock warrants, options, pre-emptive rights, rights of first refusal, and other rights to subscribe to, purchase or receive any shares of common stock or other securities now or hereafter incident thereto or declared or granted in connection therewith, and all distributions (whether made in cash, instruments, income, or other property) made or to be made in connection therewith or incident


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




                  thereto, and all proceeds of all or any of the foregoing, in whatever form, and all proceeds of such proceeds.

                  (B) The security interest is granted as security only and shall not subject the Secured Parties to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

                  (C) The Borrower hereby acknowledges that the certificate evidencing the 8,004,067 shares of capital stock of Newpark Canada was delivered to Bank One, Louisiana, National Association, as agent, on or about January 2, 1999, and that the said certificate is now held by the Administrative Agent.

         SECTION 3. DELIVERY OF COLLATERAL. The Administrative Agent hereby accepts the delivery of the Collateral on behalf of the Secured Parties and on behalf of any future transferee of the Secured Obligations. The Borrower will execute and deliver to the Administrative Agent all assignments, endorsements, powers and other documents requested at any time and from time to time by the Administrative Agent with respect to the Collateral and the rights and powers granted to the Administrative Agent hereunder, and will deliver to the Administrative Agent any stock certificates representing stock dividends on, or stock splits of, any of the Collateral, together with a stock power fully executed in blank.

         SECTION 4. REPRESENTATIONS. The Borrower has not performed any acts or signed any agreements which might prevent the Secured Parties from enforcing any of the terms of this Agreement or which would limit any of them in any such enforcement. No security agreement or similar or equivalent document or instrument covering all or any part of the Collateral has been executed by the Borrower and remains in effect, except in favor of the Administrative Agent for the benefit of the Secured Parties. No Collateral is in the possession of any Person (other than the Borrower) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of Collateral as contemplated hereby. The Borrower further represents and warrants as follows:

         (a) There are no outstanding options, warrants or similar rights with respect to the Collateral;

         (b) The Borrower has the full power and authority to grant to the Administrative Agent for the benefit of the Secured Parties a valid and enforceable perfected and continuing lien on and security interest in the Collateral pursuant to this Agreement;

         (c) The Collateral delivered to the Administrative Agent is fully paid and non-assessable, duly and validly authorized and issued and, upon execution hereof, will be duly and validly pledged to the Administrative Agent in accordance with all provisions of applicable law;

         (d) The Borrower has good and marketable title to, and is the legal and registered owner of, the Collateral, free and clear of all liens, except for the lien created pursuant to this Agreement;



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         (e) Upon the execution and delivery of this Agreement and the delivery to the Administrative Agent of the Collateral, the Secured Parties shall have a valid and enforceable lien on and security interest in and to the Collateral; such lien and security interest shall constitute a perfected security interest in such Collateral, superior to the rights and equitable interests of all other persons in the Collateral;

         (f) The execution, delivery and performance of this Agreement by the Borrower and the granting of a valid and enforceable lien and security interest in the Collateral will not (i) violate any provision of any law, any judgment, order, rule or regulation of any court, arbitration panel, or other governmental authority, domestic or foreign, or other person, (ii) violate any provision of any indenture, agreement, mortgage, contract or other instrument to which the Borrower is a party or by which any of its properties, assets or revenues are bound, or be in conflict with, result in an acceleration of any obligation or a breach of or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, mortgage, contract or other instrument, or (iii) result in the creation or imposition of any lien on any of the properties, assets or revenues of the Borrower, except those in favor of the Administrative Agent for the benefit of the Secured Parties as provided herein.

         (g) This Agreement has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against him in accordance with its terms;

         (h) No registration with or consent or approval of, or other action by, any governmental authority, domestic or foreign, or other person is required (other than such approvals or consents which may have been obtained) in connection with the execution, delivery and performance of this Agreement and the granting of the valid and enforceable lien and security interest in the Collateral in favor of the Administrative Agent for the benefit of the Secured Parties;

         (i) The Collateral constitutes not less than 66% of the issued and outstanding stock of Newpark Canada;

         (j) Until the Secured Parties' security interest in the Collateral is terminated by the Administrative Agent, that the Collateral shall at all times constitute not less than 66% of the issued and outstanding stock of Newpark Canada. To the extent necessary, the Borrower agrees that it shall not approve or authorize any issuance of capital stock by Newpark Canada if such issuance would reduce the Collateral below the 66% calculation mentioned in the preceding sentence; and

         (k) The Borrower is a corporation organized under the laws of the State of Delaware. Borrower's mailing address and the location of is its principal place of business (if it only has one) or its chief executive office (if it has more than one place of business) is at 3850 North Causeway Boulevard, Suite 1770, Metairie, LA 70002. Borrower also represents and warrants that it has not conducted business under any name except the name in which it has executed this Agreement, which is the exact name as it appears in the Borrower's organizational documents, as amended, as filed with the Borrower's jurisdiction of organization. Borrower represents and warrants that its Federal employer identification number is 72-1123385 and its Delaware entity



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organization number is 2162755. Borrower agrees that it will notify
Administrative Agent in writing should Borrower ever change its name, legal status, or change or obtain a new Federal employer identification number or a different Delaware organization number, or should it ever change its jurisdiction of organization. Borrower further agrees to notify Administrative Agent in writing of any change in Borrower's mailing address or the location of Borrower's principal office.

         (l) Neither the Borrower nor Newpark Canada maintains or will maintain any transfer agents in Canada other than in the province of Alberta.

         SECTION 5. VOTING RIGHTS. (A) So long as no Default or Unmatured Default shall have occurred, the Borrower shall have the right, from time to time, to exercise voting and other consensual rights to give approvals, ratifications and waivers pertaining to the Collateral, and the Administrative Agent upon receiving a written request from the Borrower accompanied by a certificate stating that no Default or Unmatured Default has occurred will deliver to the Borrower (or as specified in such request) such proxies, approvals, ratifications, waivers and other instruments pertaining to the Collateral as may be specified in such request and be in form and substance satisfactory to the Administrative Agent.

                  (B) Upon the occurrence of a Default or Unmatured Default, the Administrative Agent shall have the right, at the Administrative Agent's option, to exercise the voting and other consensual rights to give approvals, ratifications and waivers and to take any other action with respect to all the Collateral with the same force and effect as if the Administrative Agent were the absolute and sole owner thereof, and the Borrower's right to exercise such voting and other consensual rights shall, at the Administrative Agent's option, cease and become vested in the Administrative Agent.

         SECTION 6. REMEDIES UPON DEFAULT. (A) Upon the occurrence of a Default (as defined in the Credit Agreement) the Administrative Agent may exercise all rights of a secured party under the Louisiana Commercial Laws-Secured Transactions and other applicable law (including the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction) and, in addition, the Administrative Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, (i) transfer the whole or any part of the Collateral into the name of any Secured Party or its/their nominee(s); (ii) sell the Collateral or any part thereof at a broker's board or on a securities exchange; or (iii) sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Borrower will execute and deliver such documents and take such other action as the Administrative Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower which may be waived, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter




                                      -6-
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adopted. The Borrower agrees that ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral constitutes "reasonable notification" within the meaning of Sections 9-610, 611, 624, or similar provisions of the Uniform Commercial Code (or any successor provision from time to time in effect) except that shorter or no notice shall be reasonable as to any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale, and (2) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

                  (B) The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. For the purposes of Louisiana executory process procedures, the Borrower does hereby confess judgment in favor of the Administrative Agent for the benefit of the Secured Parties for the full amount of the Secured Obligations. The Borrower does by these presents consent, agree and stipulate that upon the occurrence of a Default it shall be lawful for the Administrative Agent, and the Borrower does hereby authorize the Administrative Agent, to cause all and singular the Collateral to be seized and sold under executory or ordinary process, at the Administrative Agent's sole option, without appraisement, appraisement being hereby expressly waived, as an entirety or in parcels as the Administrative Agent may determine, to the highest bidder, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. The Borrower hereby waives in favor of the Administrative Agent for the benefit of the Secured Parties: (a) the benefit of appraisement as provided in Louisiana Code of Civil Procedure Articles 2332, 2336, 2723 and 2724, and all other laws conferring the same; (b) the demand and three days' delay accorded by Louisiana Code of Civil Procedure Articles 2639 and 2721; (c) the notice of seizure required by Louisiana Code of Civil Procedure Articles 2293 and 2721; (d) the three days' delay provided by Louisiana Code of Civil Procedure Articles 2331 and 2722; and (e) the benefit of the other provisions of Louisiana Code of Civil Procedure Articles 2331, 2722 and 2723, not specifically mentioned above.



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                  (C) The Borrower recognizes that the Administrative Agent may be unable to effect a public sale of all or part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire all or a part of the Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. If the Administrative Agent deems it advisable to do so for the foregoing or for other reasons, the Administrative Agent is authorized to limit the prospective bidders on or purchasers of any of the Collateral to such a restricted group of purchasers and may cause to be placed on certificates for any or all of the Collateral a legend to the effect that such security has not been registered under the Securities Act of 1933, as amended, and may not be disposed of in violation of the provision of said act, and to impose such other limitations or conditions in connection with any such sale as the Administrative Agent deems necessary or advisable in order to comply with said act or any other securities or other laws. The Borrower acknowledges and agrees that any private sale so made may be at prices and on other terms less favorable to the seller than if such Collateral were sold at public sale and that the Administrative Agent has no obligation to delay the sale of such Collateral for the period of time necessary to permit the registration of such Collateral for public sale under any securities laws. The Borrower agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. If any consent, approval, or authorization of any federal, state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or other disposition of the Collateral, or any partial sale or other disposition of the Collateral, the Borrower will execute all applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use its best efforts to secure same. In addition, if the Collateral is disposed of pursuant to Rule 144, the Borrower agrees to complete and execute a Form 144, or comparable successor form, at the Administrative Agent's request; and the Borrower agrees to provide any material adverse information in regard to the current and prospective operations of any corporation whose stock constitutes all or a portion of the Collateral of which the Borrower has knowledge and which has not been publicly disclosed, and the Borrower hereby acknowledges that the Borrower's failure to provide such information may result in criminal and/or civil liability.

                  (D) In addition, to the extent permitted by applicable law, the Borrower hereby unconditionally and irrevocably authorizes and instructs Newpark Canada, upon the occurrence and continuance of a Default, to transfer record ownership of the Collateral to the Administrative Agent. Notice of said occurrence and continuance of a Default to Newpark Canada shall be the issuance of a written notification thereof by the Administrative Agent to Newpark Canada.

                  (E) Application of Proceeds. All payments received by the Administrative Agent hereunder shall be applied by the Administrative Agent to payment of the Secured Obligations in the following order unless a court of competent jurisdiction shall otherwise direct:

                        (i) FIRST, to payment of all costs and expenses of the Administrative Agent incurred in connection with the collection and enforcement of the Secured Obligations or of any security interest granted to the Administrative Agent in connection with any collateral securing the Secured Obligations;



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

                        (ii) SECOND, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest and fees, pro rata among the Secured Parties in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

                        (iii) THIRD, to payment of the principal of the Secured Obligations and the net early termination payments and any other Rate Management Obligations then due and unpaid from the Borrower to any of the Secured Parties, pro rata among the Secured Parties in accordance with the amount of such principal and such net early termination payments and other Rate Management Obligations then due and unpaid owing to each of them; and

                        (iv) FOURTH, to payment of any Secured Obligations (other than those listed above) pro rata among those parties to whom such Secured Obligations are due in accordance with the amounts owing to each of them.

         SECTION 7. LIMITATION ON DUTY. Beyond the exercise of reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any Administrative Agent or bailee or any income thereon. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any broker or other Administrative Agent or bailee selected by the Administrative Agent in good faith. The Administrative Agent shall be deemed to have exercised reasonable care with respect to any of the Collateral in its possession if the Administrative Agent takes such action for that purpose as the Borrower shall reasonably request in writing; but no failure to comply with any such request shall, of itself, be deemed a failure to exercise reasonable care.

         SECTION 8. APPOINTMENT OF AGENT. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Administrative Agent may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

         SECTION 9. REVISED ARTICLE 9. Borrower hereby confirms that by signing this Agreement, that Borrower has authenticated this Agreement, within the meaning of revised Chapter 9 of the Louisiana Commercial Laws and Revised
Article 9 of the Uniform Commercial Code as now or hereafter in effect in any jurisdiction ("Revised Article 9"). This Agreement shall constitute full authorization in favor of Administrative Agent to file appropriate financing statements, initial or "in lieu" financing statements, continuation statements, and statements of amendment, with or without Borrower's signature, as may be necessary or advisable to perfect and maintain the perfection and priority of the security interest granted to the Secured Parties in this Agreement, including any such filings containing such information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether Borrower is an organization, the type of organization and any organization number issued to the Borrower. Borrower shall furnish such information to

Administrative Agent upon Administrative Agent's request. Any such financing statements, continuation statements or amendments may be signed by Administrative Agent on Borrower's behalf. Any such filings by an Administrative Agent may be by delivery of originals or photocopies, by electronic communication, or such other authorized form of communication as may be permitted under then applicable law.

         SECTION 10. EXPENSES. In the event that the Borrower fails to comply with any provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any security interest hereunder is thereby diminished or potentially diminished or put at risk, the Administrative Agent may, but shall not be required to, effect such compliance on behalf of the Borrower, and the Borrower shall reimburse the Administrative Agent for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, appraising, preparing for sale, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any federal, state or local authority on any of the Collateral, all expenses in respect of periodic appraisals and inspections of the Collateral to the extent the same maybe requested from time to time, and all expenses in respect of the sale or other disposition thereof shall be borne and paid by the Borrower, and if the Borrower fails to promptly pay any portion thereof when due, the Administrative Agent may, at its option, but shall not be required to, pay the same and charge the Borrower's account therefor, and the Borrower agrees to reimburse the Administrative Agent therefor on demand. All sums so paid or incurred by the Administrative Agent for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Administrative Agent and/or the Secured Parties in enforcing or protecting any of the rights or remedies under this Agreement, together with interest thereon until paid at the rate equal the then highest rate of interest charged on the principal of any of the Secured Obligations plus two percent (2%), shall be additional Secured Obligations hereunder and the Borrower agrees to pay all of the foregoing sums promptly on demand.

         SECTION 11. ADMINISTRATIVE AGENT. Bank One, NA has been appointed Administrative Agent for the Secured Parties hereunder pursuant to Article X of the Credit Agreement. It is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Administrative Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Administrative Agent pursuant to the Credit Agreement, and that the Administrative Agent has agreed to act (and any successor Administrative Agent shall act) as such hereunder only on the express conditions contained in such Article X. Any successor Administrative Agent appointed pursuant to Article X of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Administrative Agent hereunder.

         SECTION 12. TERMINATION. Upon the payment in full of the Secured Obligations, the termination of the Credit Agreement (and all obligations of the Administrative Agent and the Lenders thereunder), the termination of all Lenders' obligations to extend Loans to the Borrower, the termination of all Rate Management Transactions and the payment of all Rate Management Obligations, and the termination or expiration of all Facility LCs and the payment of all

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Reimbursement Obligations, this Agreement shall terminate. Upon request of the
Borrower, the Administrative Agent shall deliver the remaining Collateral (if any) to the Borrower.

         SECTION 13. NOTICES. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served to the Borrower, the Administrative Agent, and the Secured Parties shall be deemed to have been sufficiently given and served for all purposes if made in accordance with the Credit Agreement.

         SECTION 14. AMENDMENT. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         SECTION 15. WAIVERS. No course of dealing on the part of the Administrative Agent or the Secured Parties, its/their officers, employees, consultants or agent, nor any failure or delay by the Administrative Agent or the Secured Parties with respect to exercising any of its/their rights, powers or privileges under this Agreement shall operate as a waiver thereof.

         SECTION 16. CUMULATIVE RIGHTS. The rights and remedies of the Administrative Agent and the Secured Parties under this Agreement shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         SECTION 17. TITLES OF SECTIONS. All titles or headings to sections of this Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

         SECTION 18. GOVERNING LAW. This Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

         SECTION 19. SUCCESSORS AND ASSIGNS. All covenants and agreements made by or on behalf of the Borrower in this Agreement shall bind Borrower's successors and assigns and shall inure to the benefit of the Administrative Agent, the Secured Parties, and their successors and assigns. This Agreement is for the benefit of the Administrative Agent, the Secured Parties, and for such other Person or Persons as may from time to time become or be the holders of any of the Secured Obligations, and this Agreement shall be transferable with the same force and effect and to the same extent as the Secured Obligations may be transferable, it being understood that, upon the transfer or assignment by the Secured Parties of any of the Secured Obligations, the legal holder of such

Secured Obligations shall have all of the rights granted to the Administrative Agent (and the Secured Parties) under this Agreement. Borrower specifically agrees that upon any transfer of the Secured Obligations, the Administrative Agent may transfer and deliver the Collateral to the transferee of such Secured Obligations and the Collateral shall secure any and all of the Secured Obligations in favor of such a transferee, that such transfer of the Collateral shall not affect the priority and ranking thereof, and that the Collateral shall secure with retroactive rank the then existing Secured Obligations of the Borrower to the transferee and any and all Secured Obligations thereafter arising. After any such transfer has taken place, the Administrative Agent and the Secured Parties shall be fully discharged from any and all future liability and responsibility to the Borrower with respect to the Collateral and the transferee thereafter shall be vested with all the powers, rights and duties with respect to the Collateral.

         SECTION 20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         SECTION 21. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF LOUISIANA. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF LOUISIANA AND OF ANY LOUISIANA STATE COURT SITTING IN NEW ORLEANS, LOUISIANA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY OF THE OTHER LOAN DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE BORROWER AND THE ADMINISTRATIVE AGENT AND THE SECURED PARTIES ACCEPTING THIS AGREEMENT, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.


         (The remainder of this page has been intentionally left blank)

         IN WITNESS WHEREOF, the Borrower and the Administrative Agent have caused this Agreement to be duly executed as of the date first above written.


                                            BORROWER:

                                            NEWPARK RESOURCES, INC.


                                            By:
                                               ---------------------------------
                                               Name: John R. Dardenne, Sr.
                                               Title: Treasurer

                                           ADMINISTRATIVE AGENT:

                                           BANK ONE, NA
                                           (MAIN OFFICE, CHICAGO ILLINOIS)


                                           By:
                                               ---------------------------------
                                               Name: J. Charles Freel, Jr.
                                               Title: Director, Capital Markets

STATE OF LOUISIANA

PARISH OF JEFFERSON


         Be it known that on this 26th day of February, 2002, before me, the undersigned Notary Public, personally came and appeared John R. Dardenne, Sr., the Treasurer of Newpark Resources, Inc., a Delaware corporation, who acknowledged that he executed the foregoing Amended and Restated Stock Pledge Agreement on behalf of the said corporation pursuant to resolutions authorizing said execution by the corporation's Board of Directors.




                                         --------------------------
                                                Notary Public

STATE OF LOUISIANA

PARISH OF ORLEANS


         Be it known that on this __th day of February, 2002, before me, the undersigned Notary Public, personally came and appeared J. Charles Freel, Jr., Director, Capital Markets of Bank One, NA, as Administrative Agent, who acknowledged that he executed the foregoing Amended and Restated Stock Pledge Agreement on behalf of the said bank pursuant to resolutions authorizing said execution by the bank's Board of Directors.



                                                  ---------------------------
                                                         Notary Public